CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
G.T. GLOBAL
DEVELOPING
MARKETS
FUND, INC.
ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
President............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Auditors.............         F1

Financial
Statements...........         F2

Portfolio   holdings'
and  views   of   the
Funds' managers
described   in   this
annual report are  as
of  the  date  of the
interview, unless
otherwise noted,  and
are subject to
change.

G.T. GLOBAL DEVELOPING MARKETS FUND
MESSAGE FROM THE PRESIDENT

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the GT Global Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Global Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,

/s/ WILLIAM J. GUILFOYLE

William J. Guilfoyle
President
G.T. Global Developing Markets Fund

INTERVIEW WITH PORTFOLIO MANAGERS   JANUARY, 1997
JIM BOGIN AND SIMON NOCERA

Q HOW DID THE FUND PERFORM?
A The Fund continued to enjoy strong gains, returning a total of 23.59% based on net asset value
(NAV) over the 12 months to December 31, 1996.
The Fund's one-year performance as of the end of the period, based on total return of NAV, placed it second within its peer group of 16 emerging market funds, according to Micropal.(1)

Although the Fund's NAV has fared well within the universe of emerging markets, discounts of closed-end funds are currently at a high level. The share price of the Fund, as traded on the New York Stock Exchange, was at a 16% discount to NAV on December 31. As interest in this class increases, we believe investors will recognize funds that continue to provide superior returns and effective management, and we look for the Fund's discount to narrow.

DIVERGENT RETURNS ACROSS EQUITY MARKETS
ONE-YEAR RETURNS TO 12/31/96*

RUSSIA     VENEZUELA     POLAND     CHILE     SOUTH AFRICA     THAILAND
152.92       131.24       58.84    -13.54       -18.06         -36.59

* Countries represented by their respective MSCI index. Past performance of the indices is no guarantee of their future performance or the future performance of the Fund.

MANY EMERGING STOCK MARKETS BENEFITED FROM
IMPROVING FUNDAMENTALS -- SOME EVEN EXPERIENCED
SPECTACULAR RETURNS. OTHERS, HOWEVER, WERE WEIGHED
DOWN BY POLITICAL INSTABILITY AND DETERIORATING
ECONOMIC CONDITIONS.

Q WHAT COMPANIES PERFORMED WELL FOR THE FUND?
A In Venezuela, Electricidad de Caracas enjoyed strong gains. The Venezuelan market was rerated in 1996 after the currency was allowed to trade freely once again, following a respite of more than three years. The government indicated they would start to embrace fiscal reforms suggested by the IMF as well as begin to privatize state-owned companies. The
Venezuelan stock market is tiny in global terms, and when other investors came into the market, our stocks surged.

Panamerican Beverages, one of the largest Coca-Cola bottlers outside the U.S., still has room for margin improvement, and volumes recovered in several of their markets.

Brazilian banks also benefited the Fund -- Unibanco and Banco Itau, in particular. Brazilian banks were very cheap in absolute terms and had a very low level of loans with much room to grow. Net interest margins are among the highest in the world, and profits have been recovering. Brahma, the brewery, was rerated by investors at the same time volumes and profits have been growing. It still trades on multiples lower than other beer companies in the world, due to the perceived risk in Brazil.

Hong Kong companies that did well include
Peregrine and Dickson Concepts. Peregrine, the Hong
Kong-based merchant bank, enjoyed a good year in many of its core businesses, including stock broking and corporate finance. Meanwhile, Dickson's stores have been doing extremely well, and the market reacted enthusiastically to news of a listing of its French holding, ST Dupont.

Q WHICH FIXED INCOME MARKETS CONTRIBUTED TO
  THE FUND'S PERFORMANCE?
A Emerging market debt enjoyed excellent perfor-mance as a result of the panic selloff in Mexico and the resulting turbulence in emerging markets in general.
The Fund's significant weighting in the non-core
Latin, higher-yielding markets accounts for much of its strong performance. Russia, up 114% and Panama, up 83% (in the J.P. Morgan Emerging Markets Brady
[EMBI] Index), stand out as the biggest contributors to Fund performance.

Q WHY HAVE MANY EMERGING FIXED INCOME
  MARKETS ENJOYED SUCH STRONG PERFORMANCE?
A While many people have been surprised by the significant outperformance of emerging market debt

                                     CONTINUED P.3

(1) The Fund was ranked second out of 16 funds for the two-year period ended 12/31/96. Past performance is no guarantee of future results. Micropal is an internationally recognized mutual fund research organization.

in 1995 and 1996, a few observations can help explain its occurrence. First, value has come back from an extremely low base. The potential for outperformance was created by the massive correction emerging markets experienced after the panic selloff following the Mexican peso crisis.

Also, post-crisis, government securities in these markets behaved less like typical fixed income invest-ments, that is, driven by fundamentals, and more like equities whose value was driven by growth expecta-tions. At present, we believe the distortion created by Mexico has been fully corrected, and the market is in a transition phase, moving from an equity environment to a typical fixed income environment.

In our view, the universe of emerging markets, with the exception of a few countries, is doing very well. At an average of 5%, economic growth continues to be about twice as fast as in the industrialized countries. It is also coming on the heels of improving macroeco-nomic performance, measured in terms of lower infla-tion, lower fiscal deficits and declining current account deficits. In other words, we aren't seeing large distor-tions as we did in Mexico in 1994. Also, at present, a fairly good liquidity environment exists, which means money is available to finance investment and growth.
Fundamentally, then, we judge these countries to be in very good shape.

Nevertheless, we view some countries as still facing uncertainties. The Russian government is having some difficulties collecting revenues and running a balanced fiscal policy. Generally, a government that cannot collect revenue cannot have a credible budget. As a result, the foundations of its policy stance can become shaky and uncertain, which can be very disturbing for the market. Moreover, Russian politics have been precarious of late due to concerns over Yeltsin's health, Lebed's dismissal and quite a bit of infighting at the administrative level.

Although we monitor these factors very carefully, we still think the most relevant element continues to be the fundamental condition of the economy, and value is definitely present. Going forward, we expect funda-mentaleconomic conditions to stabilize. While Russia might not be showing economic growth, at least infla-tion is coming down, and authorities appear to be addressing the fiscal situation with a sense of urgency and seriousness.

Q COULD YOU DESCRIBE YOUR INVESTMENT PROCESS?
A We examine the political and economic funda-mentals of each country and determine, based on valu-ation, whether debt or equity appears more attractive.

Q WHAT WAS THE FUND'S INVESTMENT STRATEGY?
A We continued to increase our debt position during the year. More and more emerging nations had their debt rerated, and our overweightings in countries where the perceived risk fell, such as Russia and Venezuela, did extremely well. An important part of our strategy last year included a relatively low weighting in South Africa, Thailand and South Korea markets which did poorly.

The largest change in exposure over the last 12 months was in eastern Europe, where we held 4.5% in Polish fixed income investments and 0.9% in Russia at the end of December 1995. When Poland achieved investment grade rating, we felt the value was quickly disappearing and moved into Russia, decreasing
Poland to 1.5% while increasing Russia to 4.1% by the end of the year. We did so, not because of the Russian election or Yeltsin, but primarily because we believe that despite the uncertainties, fundamentals in general are improving and the Russian economy is poised to recover. We continue to feel the market is one of the cheapest available, and under the current conditions intend to maintain the Fund's core position in Russia.

In Panama, bond yields have been driven lower on the back of expectations that Panama is soon to achieve investment grade rating. A strong commit-ment to structural reform has been made, and Panama's privatization and economic reform program is very much in place. This combination, together with a good fiscal surplus, has attracted a huge flow of funds into Panamanian fixed income. As a result, we raised the Fund's Panamanian fixed income position from 0.2% to 1.6%.

Q WHY IS HONG KONG CURRENTLY THE FUND'S
  LARGEST GEOGRAPHIC HOLDING ON THE EQUITY
  SIDE?
A We have found good companies at attractive valu-ations. While uncertainty exists over what will happen

                                         CONTINUED P.4

INTERVIEW WITH PORTFOLIO MANAGERS CONTINUED

after Hong Kong is handed over to China later this year, we continue to believe it will be an important world business center. Our holdings in Hong Kong are, in most cases, exposed to China and include companies in merchant banking, property, newspapers and high-end consumer luxury goods.

Q ARE LATIN AMERICAN COUNTRIES HONORING THEIR
  COMMITMENTS TO ECONOMIC REFORM SINCE THE
  PESO CRISIS?
A Yes, for the most part things are moving in the right direction. Brazil's public sector deficit is still an issue, but low interest rates have given them a lot of room to maneuver, and they really are privatizing.
Argentina is estimated to grow 6% this year, though unemployment continues to be a problem. Mexico is also a recovering economy; however, stock market valuations are not as cheap as we would like.

Q WHERE DO YOU EXPECT TO FIND FIXED INCOME
  OPPORTUNITIES GOING FORWARD?
A While we do not anticipate a repeat of 1996's outperformance in emerging market debt, we believe there is still value to be found as these bonds move from equity-type securities, valued on expectations, to fixed income-type securities, valued more on funda-mentals. We believe emerging market fixed income should continue to exhibit above-average perfor-mance, provided the U.S. remains stable (U.S. 30-year at 6 1/2%-7%) and no massive correction occurs in U.S. Treasuries.

In our opinion, the greatest risk over the next 12 months is not necessarily from the country or the value element but primarily from the global yield side -- in particular, the massive convergence in yields in Europe, both at the long and short end of the yield curve. As an example, Italy traded in Italian lira at roughly 500 bps over U.S. Treasuries nine months ago.
Now it's trading at 140 -- a level we believe is not warranted by the fundamental situation.

However, the convergence has occurred on the back of the political push to achieve European monetary union (EMU), and we have no reason to expect the political willingness to push for EMU will change any time soon. On the contrary, it is picking up quite a bit of momentum. Based on political indicators, it may go forward, but the system being devised is based on fragile fundamental conditions, a similar situation to what occurred in the 1992 currency crisis in the Exchange Rate Mechanism (ERM). In our view, if there is any risk with regard to global yields, it comes from Europe.

ATTRACTIVE YIELDS IN EMERGING MARKETS

                     U.S.
                    30-Year              J.P.Morgan
                   Treasury                 EMBI
12/90              8.31                     4.8
                   8.225                   14.63
                   8.222                   13.81
                   8.235                   13.2
                   8.193                   12.81
                   8.246                   12.82
                   8.417                   12.44
                   8.382                   12.17
                   8.086                   11.63
                   7.809                   11.34
                   7.894                   11.48
                   7.978                   11.79
                   7.451                   11.03
                   7.785                   11.12
                   7.8                     11.26
                   7.946                   11.65
                   8.052                   11.44
                   7.833                   11.22
                   7.784                   11.08
                   7.456                   10.65
                   7.476                   10.63
                   7.375                   10.89
                   7.629                   11.53
                   7.621                   12.36
                   7.383                   12.24
                   7.212                   12.03
                   6.959                   11.72
                   6.912                   11.4
                   6.943                   11.37
                   6.979                   11.09
                   6.677                   10.6
                   6.566                   10.18
                   6.235                   9.79
8/93               6.034                   9.72
                   5.957                   8.95
                   6.288                   9.31
                   6.336                   8.69
                   6.21                    8.65
                   6.671                   9.99
                   7.101                  12
                   7.309                  12.26
                   7.394                  11.51
                   7.622                  13.45
                   7.385                  13.15
                   7.56                   12.68
                   7.818                  13.01
                   7.959                  13.73
                   7.988                  13.95
                   7.881                  15.11
                   7.757                  15.67
                   7.508                  16.6
                   7.43                   17.12
                   7.339                  15.47
                   6.667                  13.78
                   6.624                  13.61
                   6.904                  13.87
                   6.764                  13.64
                   6.485                  13.21
                   6.347                  13.38
                   6.135                  12.91
                   5.955                  12.04
                   6.029                  11.05
                   6.24                   12.47
                   6.6                    12.58
                   6.79                   12.18
                   6.93                   12.3
                   7.06                   11.91
                   7.03                   12
                   7.11                   13.82
                   6.92                   12.64
                   6.64                   12.71
                   7.118                  11.72
                   6.923                  10.89
                   6.642                  10.75
                   6.351                   9.98
12/96              6.642                  10.1


Source: Datastream, J.P. Morgan Emerging Markets Bond
Index Monitor, Various Issues

WE BELIEVE EMERGING MARKET DEBT FUNDAMENTALS ARE
IMPROVING. ON AVERAGE, YIELDS ARE CURRENTLY OVER
3.5% MORE THAN U.S. TREASURY BONDS, WHICH WE
BELIEVE COMPENSATES FOR ADDITIONAL RISK. THE YIELD
OVER U.S. TREASURIES HAS RANGED FROM AS LITTLE AS
2.3% BEFORE THE MEXICAN PESO CRISIS TO AS MUCH AS
9% IN THE AFTERMATH OF THAT EVENT. RIGHT NOW, THE
YIELD GAP SUGGESTS THAT DESPITE THEIR EXCELLENT
RECENT PERFORMANCE, EMERGING MARKET BONDS ARE NOT
YET OVERBOUGHT OR EXPENSIVE. PAST PERFORMANCE OF
THE INDICES IS NO GUARANTEE OF THEIR FUTURE PERFOR-
ANCE OR OF FUTURE PERFORMANCE OF THE FUND.

Q WHAT COUNTRIES ARE YOU LIKELY TO AVOID?
A We have been holding back on Thailand, where a financial bubble appears to be ending in tears. In general, there are not too many countries we need to avoid altogether. Things are looking better in most countries; it's just a matter of price.

On the fixed income side, there are also uncertainties in some of the smaller countries such as Bulgaria and Venezuela. In Bulgaria's case, quite a bit of uncertainty is evident over whether the country will be able to halt the deteriorating political and economic situation.
Uncertainty in Venezuela centers around the govern-ment's ability to continue along the path of stabilizing the economy. Even though questions remain about whether these countries will be successful, they are relatively marginal countries and thus unlikely to drag down the entire asset class. On a positive note, investors now seem to be becoming more selective rather than looking at emerging markets as a single trading bloc.

ABOUT THE PORTFOLIO MANAGERS

JAMES M. BOGIN - Portfolio Manager for Chancellor
LGT Asset Management since 1993. Previously, Mr.
Bogin was a Fund Manager for Nomura Investment
Management from 1989 to 1993. He received his B.A.
from Harvard College.

SIMON E. NOCERA - Chief Investment Officer of
Emerging Market Debt for Chancellor LGT Asset
Management since 1996; Portfolio Manager and
Director of Research since 1992. Previously, Mr.
Nocera was Senior Vice President and Director of
Global Fixed Income Research for the Putnam
Companies from 1991-92 and Economist for the International Monetary Fund from 1986-91.


GEOGRAPHIC ALLOCATION OF NET ASSETS %

                                         1996                  1995
                                      DECEMBER 31            DECEMBER 31

Argentina                                5.2                    7.9
Belize                                   N/A                    0.2
Brazil                                  12.3                    9.6
Bulgaria                                 1.3                    4.5
Canada                                   N/A                    0.1
Chile                                    1.3                    1.6
China                                    0.3                    N/A
Colombia                                 5.5                    4.3
Costa Rica                               0.1                    0.2
Czech Republic                           2.5                    1.6
Ecuador                                  2.9                    3.1
Hong Kong                               11.5                   11.1
Hungary                                  N/A                    N/A
India                                    4.2                    3.6
Indonesia                                1.4                    0.2
Kazakhstan                               0.2                    N/A
Korea                                    N/A                    4.4
Luxembourg                               0.2                    N/A
Malaysia                                 0.9                    N/A
Mexico                                   8.5                    7.3
Morocco                                  2.0                    2.3
Nigeria                                  2.5                    4.1
Pakista                                  N/A                    2.2
Panama                                   4.4                    3.0
Peru                                     N/A                    2.8
Philippines                              2.8                    0.6
Poland                                   2.3                    5.2
Portugal                                 3.3                    N/A
Russia                                   8.0                    0.9
Singapore                                N/A                    2.3
South Africa                             3.4                    5.7
Thailand                                 0.9                    N/A
Turkey                                   0.3                    0.5
United Kingdom                           N/A                    2.5
U.S. & Other                             5.4                    2.6
Uruguay                                  0.1                    0.4
Venezuela                                6.3                    5.2

SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996


Finance                                23.8
Energy                                 10.8
Materials/Basic Industry                7.7
Services                                6.5
Consumer Non-Durables                   4.0
Consumer Durables                       2.0
Multi-Industry/Misc.                    1.8
Capital Goods                           0.3
Fixed Income Investments               37.1
Short Term & Other                      6.0

Allocations will change based on current market conditions.


G.T. GLOBAL DEVELOPING MARKETS FUND                                             % of
KEY PORTFOLIO HOLDINGS(2)                                        Country     Net Assets

BANCO LATINOAMERICANO DE EXPORTACIONES S.A.                       Panama         2.8
(BLADEX) This bank specializes in trade finance across
Latin America and the Caribbean. Bladex makes mainly
short-term, dollar-denominated loans to banks in the
region who loan funds to businesses in their respective
countries.

PEREGRINE INVESTMENT HOLDINGS LTD. A premier investment          Hong Kong               2.7
bank of Southeast Asia. The company has underwriting,
brokerage and merchant banking operations in several
nations in the region.

LUKOIL HOLDING Russia's largest private oil and gas                Russia                2.5
company, LUKoil holds 18% of Russia's oil and gas
extracting market and 11% of its refining market. The
company's oil reserves are estimated to be the second
largest in the world.

DICKSON CONCEPTS INTERNATIONAL LTD A wholesale and retail        Hong Kong               2.3
distributor of watches, writing instruments, jewelry,
lighters, clothing, leather goods and other merchandise.
Sales in Hong Kong and Southeast Asia compose the
majority of earnings. In the UK, the company also owns
Harvey Nichols, a high-end retailer.

UNIAO BANCOS BRASILEIRAS A major Brazilian bank whose               Brazil                2.2
services include asset management and foreign exchange
services. The bank also acts as lead manager for initial
and secondary offerings.

BANCO TOTTA & ACORES A commercial bank with offices in             Portugal               2.1
Portugal, the UK, Italy, Latin America and the
Portuguese-speaking countries of Africa.

C.A. LA ELECTRICIDAD DE CARACAS Generates electric power           Venezuela              2.1
and other related services.

GENERAL MINING UNION CORP. (GENCOR) A diversified                 South Africa            2.0
international holding company for a group of companies
with interests in natural resources.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V. The largest                   Mexico               2.0
manufacturer of diapers, tissue paper, notebooks and
paper in Mexico. The company's management is conservative
and has concentrated on lowering costs every year to
retain its competitive position in the marketplace.

TAI CHEUNG HOLDINGS, LTD. Involved in property                      Hong Kong             1.9
development, investment and management.

(2) There can be no assurance the Fund will continue to hold these securities.

DIVIDEND REINVESTMENT PLAN

The G.T. Global Developing Markets Fund, Inc.,
("Fund") Dividend Reinvestment Plan offers you a way to reinvest income from dividends and capital gain distributions (collectively referred to as "divi-dends"),if any, in shares of the Fund. State Street
Bank and Trust Company, 225 Franklin Street,
Boston, MA 02266 ("State Street"), acts as your Plan
Agent in administering the Plan. All reinvestments are in full and fractional shares. The complete Terms and Conditions of the Dividend Reinvestment Plan may be obtained from the Fund at the address on the back cover of this annual report. Please note: If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify
State Street, the Plan Agent, in writing if you wish to receive dividends in cash.

If the Fund declares a dividend, you, as a participant in the Plan, will automatically receive shares of the Fund. If the Fund's net asset value per share on the valuation date equals or is less than the market price per share, the Plan Agent will invest the dividend amount in newly issued Fund shares on your behalf.
The number of newly issued shares to be credited to your account (net of any applicable withholding taxes) will be determined by dividing the dollar amount of the dividend by the greater of the net asset value per share on the valuation date or 95% of the market price per share on such date. If the net asset value per share on the valuation date is greater than the market price per share, or if the Fund should declare a dividend payable only in cash, the Plan Agent will invest the dividend amount in shares purchased on the New York
Stock Exchange (NYSE) or otherwise on the open market to the extent available. The number of shares to be credited to your account (net of any applicable withholding taxes) will be determined by dividing the dollar amount of the dividend to which you are enti-tled by the average price (including brokerage commis-sions) of all shares purchased by the Plan Agent in connection with the dividends.

There is no direct charge to participants for reinvesting dividends since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased on the NYSE or otherwise on the open-market, each participant will pay a pro rata portion of the brokerage commissions incurred by the Plan Agent. Please note: The auto-matic reinvestment of dividends does not relieve you of any income tax which may be payable or required to be withheld on dividends.

Not later than 60 days after the distribution is paid, you will receive annually an account statement from the Plan Agent showing total dividends, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan
Agent for you.

You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent according to the Plan. If you vote by Proxy, your proxy will include all such shares. As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan
Agent reserve the right to terminate the Plan as applied to any dividends paid subsequent to notice of the termination sent to the participants of the Plan at least 30 days before the record date for such dividend.
In addition, the Fund or the Plan Agent reserves the right to amend the Plan, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) with at least 30 days' prior written notice to participants in the Plan.
Any amendment of the Plan will be deemed to be accepted by a participant unless prior to the effective date thereof the Plan Agent receives written notice of the termination of that participant's account under the Plan.

You may withdraw from the Plan without penalty at any time. Withdrawal requests should be directed in writing to the Plan Agent and should include the name of the Fund and the shareholder's name and address as they appear on the share certificate. An elec-tion to withdraw from the Plan will be deemed to be an election by a shareholder to take all subsequent dividends in cash. Elections will only be effective for dividends declared after, and with a record date of at least 10 days after, such elections are received by the Plan Agent. If you do withdraw from the Plan, you will receive, without charge, a certificate issued in your name for all full shares held in the Plan and a cash adjust for any fractional shares you hold (or, if the shares are not then in certificated form, the shares will be transferred to you).

If you hold shares in your own name, please address all notices, correspondence, questions, or other commu-nication regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.

G.T. GLOBAL
DEVELOPING
MARKETS
FUND, INC.

FINANCIAL
STATEMENTS

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of G.T. Global Developing Markets Fund, Inc. ("Fund"):

We have audited the accompanying statement of assets and liabilities of G.T. Global Developing Markets Fund, Inc., including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Developing Markets Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (23.8%)
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN           277,800   $ 14,098,350         2.8
    OTHER FINANCIAL
  Peregrine Investment Holdings Ltd. ........................   HK          7,955,000     13,628,620         2.7
    INVESTMENT MANAGEMENT
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      334,200,000     10,905,169         2.2
    BANKS-MONEY CENTER
  Banco Totta & Acores "B" - Registered .....................   PORT          570,814     10,768,130         2.1
    BANKS-MONEY CENTER
  Tai Cheung Holdings Ltd. ..................................   HK         10,000,000      9,438,841         1.9
    REAL ESTATE
  Banco Itau S.A. Preferred .................................   BRZL       20,890,000      9,048,513         1.8
    BANKS-REGIONAL
  Banco Ganadero S.A. - ADR{\/} .............................   COL           402,500      8,653,750         1.7
    BANKS-REGIONAL
  Suramericana de Seguros S.A. ..............................   COL           464,609      8,496,974         1.7
    INSURANCE - MULTI-LINE
  Ayala Land, Inc. "B" ......................................   PHIL        6,895,200      7,877,228         1.6
    REAL ESTATE
  State Bank of India Ltd. - GDR-/- {\/} ....................   IND           361,000      6,270,570         1.2
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          248,400      4,657,500         0.9
    INVESTMENT MANAGEMENT
  Malaysian Assurance Alliance Bhd. .........................   MAL           892,000      4,345,188         0.9
    INSURANCE - MULTI-LINE
  Bank Gdanski S.A. - GDR{\/} ...............................   POL           337,100      4,239,033         0.8
    BANKS-REGIONAL
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ........................................   THAI          500,000      3,685,000         0.7
    OTHER FINANCIAL
  Banco de Colombia: ........................................   COL                --             --         0.7
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ........................................   --            357,200      2,634,350          --
    Common ..................................................   --          2,365,000        952,018          --
  Banco Commercial S.A. - Reg. S GDR{c} {\/} ................   URGY           29,300        476,125         0.1
    BANKS-REGIONAL
                                                                                        ------------
                                                                                         120,175,359
                                                                                        ------------
Energy (10.8%)
  LUKoil Holding - ADR{\/} ..................................   RUS           269,400     12,392,400         2.5
    GAS PRODUCTION & DISTRIBUTION
  C.A. La Electricidad de Caracas ...........................   VENZ       10,188,891     10,343,943         2.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL          275,350      9,086,550         1.8
    ELECTRICAL & GAS UTILITIES
  Triton Energy Ltd.-/- .....................................   US            165,100      8,007,350         1.6
    OIL
  Benton Oil & Gas Co.-/- ...................................   US            321,600      7,276,200         1.4
    OIL
  Czeske Energeticke Zavody (CEZ AS)-/- .....................   CZCH          134,030      4,827,289         1.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F2

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          135,800   $  2,104,900         0.4
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          54,038,632
                                                                                        ------------
Materials/Basic Industry (7.7%)
  General Mining Union Corp. (Gencor) .......................   SAFR        2,750,000      9,997,861         2.0
    METALS - NON-FERROUS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           504,000      9,962,120         2.0
    PAPER/PACKAGING
  Gujarat Ambuja Cements - GDR{\/} ..........................   IND         1,053,040      8,687,580         1.7
    CEMENT
  Anglo American Corporation of South Africa Ltd. ...........   SAFR           74,900      4,124,626         0.8
    GOLD
  Oryx Gold Holdings Ltd.-/- ................................   SAFR        2,235,600      3,231,962         0.6
    GOLD
  Industrias Penoles S.A. "CP" ..............................   MEX           871,000      3,088,967         0.6
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          39,093,116
                                                                                        ------------
Services (6.5%)
  Dickson Concepts International Ltd. .......................   HK          3,122,800     11,709,491         2.3
    WHOLESALE & INTERNATIONAL TRADE
  SPT Telecom-/- ............................................   CZCH           62,453      7,779,628         1.5
    TELEPHONE NETWORKS
  Amway Asia Pacific Ltd.{\/} ...............................   HK            160,000      6,780,000         1.4
    WHOLESALE & INTERNATIONAL TRADE
  South China Morning Post (Holdings) Ltd. ..................   HK          7,940,000      6,570,468         1.3
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                          32,839,587
                                                                                        ------------
Consumer Non-Durables (4.0%)
  Companhia Cervejaria Brahma Preferred .....................   BRZL       17,020,000      9,305,381         1.9
    BEVERAGES - ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} .......................   MEX           115,400      5,409,375         1.1
    BEVERAGES - NON-ALCOHOLIC
  Bavaria ...................................................   COL         1,249,459      5,091,722         1.0
    BEVERAGES - ALCOHOLIC
  Noble China-/- {/\} .......................................   CHNA          103,700        206,764          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          20,013,242
                                                                                        ------------
Consumer Durables (2.0%)
  Johnson Electric Holdings Ltd. ............................   HK          3,500,000      9,684,510         1.9
    AUTO PARTS
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......   IND            48,000        510,000         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                          10,194,510
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (1.8%)
  Banco Comercial Portugues "A", Convertible Preferred, 8%
   till 6/30/03{\/} .........................................   PORT          120,000   $  6,195,000         1.2
    MISCELLANEOUS
  Grasim Industries Ltd. - GDR{\/} ..........................   IND           157,000      2,355,000         0.5
    MISCELLANEOUS
  Mosenergo - 144A ADR{.} -/- {\/} ..........................   RUS            10,000        302,500         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                           8,852,500
                                                                                        ------------
Capital Goods (0.3%)
  Hindalco Industries Ltd. - 144A GDR{.} {\/} ...............   IND            52,500      1,286,250         0.3
    INDUSTRIAL COMPONENTS
  ECI Telecommunications Ltd.{\/} ...........................   ISRL            7,000        148,750          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           1,435,000
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $252,541,405) ................                            286,641,946        56.9
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (26.1%)
  Argentina (4.4%)
    Republic of Argentina:
      Discount Bond, 6.375% due 3/31/23+ ....................   USD        11,237,000      8,673,559         1.7
      Par Bond, 5.25% due 3/31/23++ .........................   USD         8,470,000      5,399,625         1.1
      BOCON Pre 4, 5.375% due 9/1/02[.] + ...................   USD         4,443,000      4,777,336         0.9
      Floating Rate Bond, 6.625% due 3/31/05+ ...............   USD         4,194,400      3,656,993         0.7
  Brazil (4.0%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at year end is
       7.08125%, including "payment-in-kind" bonds.)[.]
       ++ ...................................................   USD        24,899,773     18,363,746         3.6
      MYDFA Floating Rate Note, 6.6875% due 9/15/07 - 144A+
       {.} ..................................................   USD         2,346,000      2,011,695         0.4
  Bulgaria (1.3%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24 -
     EURO+ ..................................................   USD        11,344,000      6,444,810         1.3
  Costa Rica (0.1%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 ......................................   USD           900,000        735,750         0.1
  Ecuador (2.9%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - Bearer
       (Effective rate at year end is 5.1525%, including
       "payment-in-kind" bonds).[.] + .......................   USD        17,527,297     10,779,287         2.1
      Discount Bond, 6.5% due 2/28/25 - EURO+ ...............   USD         4,650,000      3,208,500         0.6
      Past Due Interest Bond, 3% due 2/27/15 - Registered
       (Effective rate at year end is 5.1525%, including
       "payment-in-kind" bonds.)[.] + .......................   USD         1,321,738        812,869         0.2
  Kazakhstan (0.2%)
    Republic of Kazakhstan, 9.25% due 12/20/99 - 144A{.} ....   USD           820,000        826,663         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F4

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Mexico (3.0%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ........................   USD         2,926,000   $  3,094,245         0.6
      11.375% due 9/15/16 - 144A{.} .........................   USD         2,380,000      2,487,100         0.5
      7.5625% due 8/6/01 - 144A+ {.} ........................   USD         2,109,000      2,113,956         0.4
      Discount Bond Series C, 6.375% due 12/31/19+ +/+ ......   USD         2,331,000      2,010,488         0.4
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE) Trust
     Division, 11.25% due 5/30/06 - 144A{.} .................   USD         4,394,000      4,679,610         0.9
    Petroleos Mexicanos (PEMEX), 6.5% due 3/8/99+ ...........   USD         1,000,000        986,250         0.2
  Nigeria (2.5%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ ............................................   USD        18,000,000     12,420,000         2.5
  Panama (1.6%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} .............................................   USD        11,525,000      7,981,063         1.6
  Philippines (0.6%)
    Republic of Philippines, 8.75% due 10/7/16 - 144A{.} ....   USD         3,127,000      3,254,034         0.6
  Poland (1.3%)
    Poland, Past Due Interest Bond, 4% due 10/27/14 -
     EURO++ .................................................   USD         7,500,000      6,337,500         1.3
  Venezuela (4.2%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.5% due 12/18/07+ ..............   USD         9,500,000      8,383,750         1.7
      Front Loaded Interest Reduction Bond Series A, 6.625%
       due 3/31/07+ .........................................   USD         6,750,000      6,024,375         1.2
      Par Bond Series A, 6.75% due 3/31/20+/+ ...............   USD         5,500,000      4,207,500         0.8
      Front Loaded Interest Reduction Bond Series B, 6.4375%
       due 3/31/07+ .........................................   USD         2,750,000      2,454,375         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $113,935,636) ..............................................                            132,125,079
                                                                                        ------------
Sovereign Debt (6.1%)
  Morocco (2.0%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.375% due
     1/1/09+ ................................................   USD        12,250,000     10,106,250         2.0
  Russia (4.1%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement - Assignment ** -/- {j} .................   USD        22,635,000     18,023,119         3.6
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement - Assignment ** -/- .....................   DEM         4,186,000      2,299,850         0.5
                                                                                        ------------
Total Sovereign Debt (cost $22,218,547) .....................                             30,429,219
                                                                                        ------------
Corporate Bonds (4.9%)
  Argentina (0.8%)
    Banco de Credito Argentina, 8.5% due 12/18/98 -
     144A{.} ................................................   USD         3,000,000      2,996,250         0.6
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} ................................................   USD         1,020,000      1,037,850         0.2
  Brazil (0.4%)
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} ............   USD           840,000        858,900         0.2
    TV Filme, Inc., 12.875% due 12/15/04 - 144A{.} ..........   USD           844,000        848,748         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F5

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (Continued)
  China (0.3%)
    AES China Generating Co., Ltd., 10.125% due 12/15/06 ....   USD         1,385,000   $  1,433,475         0.3
  Colombia (0.4%)
    Celcaribe S.A. Units, 13.5% due 3/15/04 - 144A++ {.} {F}
     -/- ....................................................   USD               200      2,120,000         0.4
  India (0.4%)
    Reliance Industries Ltd., Convertible Bond, 3.5% due
     11/03/99 ...............................................   USD         1,690,000      1,795,625         0.4
  Indonesia (1.4%)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .......................   USD         2,000,000      2,270,000         0.4
    PT Polysindo International Finance, 13% due 6/15/01:
      EURO ..................................................   USD         1,380,000      1,549,050         0.3
      DTC ...................................................   USD           280,000        314,300         0.1
    Tri Polyta Finance BV, 11.375% due 12/1/03 ..............   USD         1,537,000      1,610,008         0.3
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} ................................................   USD         1,350,000      1,436,063         0.3
  Luxembourg (0.2%)
    Millicom International Cellular, effective yield 13.5%,
     due 6/1/06 - 144A{.} ...................................   USD         1,500,000        937,500         0.2
  Mexico (0.4%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ......   USD         1,933,000      2,104,554         0.4
  Philippines (0.1%)
    CE Casecnan Water & Energy Series B, 11.95% due 11/15/10
     - Reg. S{c} ............................................   USD           365,000        420,663         0.1
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02 -
     144A{.} ................................................   USD           137,000        132,205          --
  Poland (0.2%)
    Poland Communications, Inc., 9.875% due 11/01/03 -
     144A{.} ................................................   USD           866,000        866,000         0.2
  Turkey (0.3%)
    Sultan Ltd., 8.33984% due 6/11/99+ ......................   USD         1,700,000      1,636,250         0.3
                                                                                        ------------
Total Corporate Bonds (cost $24,039,360) ....................                             24,367,441
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $160,193,543) ..........                            186,921,739        37.1
                                                                                        ------------       -----


                                                                          UNDERLYING
                                                                            NOMINAL        VALUE         % OF NET
OPTIONS                                                        CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Brazil C Bond, due 4/15/14, Call Options, strike price
   $74.1875, expire 3/3/97-/- ...............................   USD        48,575,486        754,183         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Venezuela Debt Conversion Bond, due 12/18/07, Call Options,
   strike price $87.188, expire 3/5/97-/- ...................   USD        11,250,000        222,255          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $1,389,128) .............................                                976,438         0.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F6

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Treasury Bills (1.4%)
  Mexico (1.4%)
    Mexican Cetes: ..........................................   MXN                --             --         1.4
      Current yield 22.53%, due 1/16/97 .....................   --         27,865,770   $  3,509,167          --
      Current yield 23.64%, due 1/23/97 .....................   --         20,438,200      2,560,971          --
      Current yield 24.21%, due 1/30/97 .....................   --          5,558,850        693,086          --
      Current yield 24.96%, due 2/20/97 .....................   --          1,454,930        178,745          --
      Current yield 24.56%, due 2/6/97 ......................   --            606,220         75,212          --
                                                                                        ------------
Total Treasury Bills (cost $6,887,783) ......................                              7,017,181
                                                                                        ------------
Structured Notes (1.3%)
  Russia (1.3%)
    Russian Federation GKO (Treasury Bills) Linked Notes with
     cancellable currency forwards attached: ................   USD                --             --         1.3
      Due 7/2/97 ............................................   --          4,761,328      4,025,560          --
      Due 7/30/97 ...........................................   --          3,238,274      2,674,944          --
      (Notes issued by Credit Suisse First Boston (Cayman)
       Ltd. These notes are linked to the local price in
       Russian rubles of 26,330 and 17,896 Titles of Russian
       treasury bills maturing 7/2/97 and 7/30/97,
       respectively. These 7/2/97 and 7/30/97 notes include
       options to sell the Russian ruble proceeds at maturity
       for US dollars at the contracted forward rates of
       6,333.41 and 6,399.46, respectively.)
                                                                                        ------------
Total Structured Notes (cost $6,667,343) ....................                              6,700,504
                                                                                        ------------
Commercial Paper - Indexed (0.5%)
  Philippines (0.5%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $2,500,000) .................   USD         2,500,000      2,445,750         0.5
                                                                                        ------------
Commercial Paper - Discounted (0.2%)
  Thailand (0.2%)
    Phatra Thanakit Co., Ltd., current yield 10.41%, due
     5/9/97
     (cost $947,326) ........................................   THB        25,000,000        941,068         0.2
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $17,002,452) .............                             17,104,503         3.4
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F7

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due
   January 2, 1997, for an effective yield of 6.25%,
   collateralized by $2,210,000 U.S. Treasury Bonds, 8.125%
   due 8/15/19 (market value of collateral is $2,651,106,
   including accrued interest). (cost $2,598,452) ...........                           $  2,598,452         0.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $433,724,980)  * ....................                            494,243,078        98.1
Other Assets and Liabilities ................................                              9,769,301         1.9
                                                                                        ------------       -----

NET ASSETS ..................................................                           $504,012,379       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {/\}  Security is denominated in CAD.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         **  Underlying loan agreement currently in default.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        {F}  The principal amount should be read as units.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $434,696,083 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  75,166,464
                 Unrealized depreciation:           (15,619,469)
                                                  -------------
                 Net unrealized appreciation:     $  59,546,995
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F8

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................                5.2                       5.2
Brazil (BRZL/BRL) ....................    7.7         4.4            0.2       12.3
Bulgaria (BUL/LEV) ...................                1.3                       1.3
Chile (CHLE/CLP) .....................    1.3                                   1.3
China (CHNA/RMB) .....................                0.3                       0.3
Colombia (COL/COP) ...................    5.1         0.4                       5.5
Costa Rica (CR/CRI) ..................                0.1                       0.1
Czech Republic (CZCH/CSK) ............    2.5                                   2.5
Ecuador (ECDR/ECS) ...................                2.9                       2.9
Hong Kong (HK/HKD) ...................   11.5                                  11.5
India (IND/INR) ......................    3.8         0.4                       4.2
Indonesia (INDO/IDR) .................                1.4                       1.4
Kazakhstan (KAZ/KTS) .................                0.2                       0.2
Luxembourg (LUX/LUF) .................                0.2                       0.2
Malaysia (MAL/MYR) ...................    0.9                                   0.9
Mexico (MEX/MXN) .....................    3.7         3.4            1.4        8.5
Morocco (MOR/MAD) ....................                2.0                       2.0
Nigeria (NGE/NEN) ....................                2.5                       2.5
Panama (PAN/PND) .....................    2.8         1.6                       4.4
Philippines (PHIL/PHP) ...............    1.6         0.7            0.5        2.8
Poland (POL/PLZ) .....................    0.8         1.5                       2.3
Portugal (PORT/PTE) ..................    3.3                                   3.3
Russia (RUS/SUR) .....................    2.6         4.1            1.3        8.0
South Africa (SAFR/ZAR) ..............    3.4                                   3.4
Thailand (THAI/THB) ..................    0.7                        0.2        0.9
Turkey (TRKY/TRL) ....................                0.3                       0.3
United States & Other (US/USD) .......    3.0                        2.4        5.4
Uruguay (URGY/UYP) ...................    0.1                                   0.1
Venezuela (VENZ/VEB) .................    2.1         4.2                       6.3
                                        ------      -----          -----      -----
Total  ...............................   56.9        37.1            6.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $504,012,379.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     3,038,782         1.48850  02/13/97   $    91,886
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 0.60%.
  Total Open Forward Foreign Currency
   Contracts (Receivable amount
   $3,130,668)..........................                                           $    91,886
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $433,724,980) (Note 1)....  $ 494,243,078
  U.S. currency.............................................  $134,479
  Foreign currencies (cost $4,165)..........................     4,060        138,539
                                                              --------
  Segregated cash (Note 1)............................................      4,000,000
  Receivable for securities sold......................................      8,220,070
  Interest receivable.................................................      2,831,350
  Dividends and dividend withholding tax reclaims receivable..........        269,354
  Unamortized organizational costs (Note 1)...........................        144,242
  Receivable for open forward foreign currency contracts, net (Note
   1).................................................................         91,886
  Miscellaneous receivable............................................          2,700
  Cash held as collateral for securities loaned (Note 1)..............     21,260,009
                                                                        -------------
    Total assets......................................................    531,201,228
                                                                        -------------
Liabilities:
  Payable for securities purchased....................................      4,954,775
  Payable for investment management and administration fees (Note
   2).................................................................        682,328
  Payable for professional fees.......................................         43,323
  Payable for custodian fees..........................................         39,778
  Payable for printing and postage expenses...........................         36,934
  Payable for Directors' fees and expenses (Note 2)...................         12,149
  Payable for fund accounting fees (Note 2)...........................          9,825
  Payable for registration and filing fees............................          2,127
  Payable for transfer agent fees (Note 2)............................          1,664
  Other accrued expenses..............................................        145,937
  Collateral for securities loaned (Note 1)...........................     21,260,009
                                                                        -------------
    Total liabilities.................................................     27,188,849
                                                                        -------------
Net assets............................................................  $ 504,012,379
                                                                        -------------
                                                                        -------------
Net asset value per share ($504,012,380 DIVIDED BY 36,416,667 shares
 outstanding).........................................................  $       13.84
                                                                        -------------
                                                                        -------------
Net assets consist of:
  Paid in capital (Note 4)............................................  $ 545,109,494
  Undistributed net investment income.................................        363,782
  Accumulated net realized loss on investments and foreign currency
   transactions.......................................................   (102,069,253)
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies..............................................         90,258
  Net unrealized appreciation of investments..........................     60,518,098
                                                                        -------------
Total -- representing net assets applicable to capital shares outstanding..........................................................  $ 504,012,379
                                                                        -------------
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income........................................................  $20,641,051
  Dividend income (net of foreign withholding tax of $420,409)...........    7,351,830
  Other income...........................................................       74,487
                                                                           -----------
    Total investment income..............................................   28,067,368
                                                                           -----------
Expenses:
  Investment management fees (Note 2)....................................    6,673,159
  Administration fees (Note 2)...........................................    1,191,681
  Custodian fees (Note 1)................................................      332,166
  Transfer agent fees (Note 2)...........................................      190,834
  Fund accounting fees (Note 2)..........................................      119,321
  Professional fees......................................................      101,382
  Amortization of organization costs (Note 1)............................       70,949
  Printing and postage expenses..........................................       65,880
  Directors' fees and expenses (Note 2)..................................       38,064
  Registration and filing fees...........................................        3,000
  Other expenses.........................................................       37,139
                                                                           -----------
    Total expenses before reductions.....................................    8,823,575
                                                                           -----------
      Expense reductions (Notes 1 & 5)...................................     (162,760)
                                                                           -----------
    Total net expenses...................................................    8,660,815
                                                                           -----------
Net investment income....................................................   19,406,553
                                                                           -----------
Net realized and unrealized gain on investments and foreign
  currencies: (Note 1)
  Net realized gain on investments..........................  $ 1,845,666
  Net realized loss on foreign currency transactions........     (900,512)
                                                              -----------
    Net realized gain during the year....................................      945,154
  Net change in unrealized appreciation on translation of
   assets and liabilities in foreign currencies.............       91,835
  Net change in unrealized appreciation of investments......   78,628,364
                                                              -----------
    Net unrealized appreciation during the year..........................   78,720,199
                                                                           -----------
Net realized and unrealized gain on investments and foreign currencies...   79,665,353
                                                                           -----------
Net increase in net assets resulting from operations.....................  $99,071,906
                                                                           -----------
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
                                                              -----------------   -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income.....................................    $ 19,406,553        $ 26,375,900
  Net realized gain (loss) on investments and foreign
   currency transactions....................................         945,154         (78,379,558)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies...............................................          91,835              (3,021)
  Net change in unrealized appreciation of investments......      78,628,364          47,401,359
                                                              -----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      99,071,906          (4,605,320)
                                                              -----------------   -----------------
Distributions to shareholders: (Note 1)
  From net investment income................................     (17,407,047)        (26,292,834)
Capital share transactions: (Note 4)
  Adjustment to estimate of initial offering expenses.......              --             373,757
                                                              -----------------   -----------------
    Total increase (decrease) in net assets.................      81,664,859         (30,524,397)
Net assets:
  Beginning of year.........................................     422,347,520         452,871,917
                                                              -----------------   -----------------
  End of year*..............................................    $504,012,379        $422,347,520
                                                              -----------------   -----------------
                                                              -----------------   -----------------
  --------------
  *Includes undistributed/accumulated net investment
   income/(loss) of.........................................    $    363,782        $     (7,034)
                                                              -----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                  JANUARY 11, 1994
                                                                   (COMMENCEMENT
                                                YEAR ENDED         OF OPERATIONS)
                                               DECEMBER 31,              TO
                                          ----------------------    DECEMBER 31,
                                             1996        1995           1994
                                          ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.60   $   12.44      $   15.00
                                          ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................       0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................       2.19       (0.84)         (2.46)
                                          ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............       2.72       (0.12)         (2.11)
                                          ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............      (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................         --          --          (0.10)
                                          ----------  ----------  ----------------
    Total distributions.................      (0.48)      (0.72)         (0.45)
                                          ----------  ----------  ----------------
Net asset value, end of period..........  $   13.84   $   11.60      $   12.44
                                          ----------  ----------  ----------------
                                          ----------  ----------  ----------------
Market value, end of period.............  $   11.63   $    9.75      $    9.75
                                          ----------  ----------  ----------------
                                          ----------  ----------  ----------------

Total investment return (based on market
 value).................................      24.18%       6.60%        (32.16)%+
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................       4.07%       6.33%          2.75 %++
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.82%       1.77%          2.01 %++
  Without expense reductions............       1.85%       1.80%          2.01 %++
Portfolio turnover rate.................        138%         75%            56 %
Average commission rate per share paid
 on portfolio transactions..............  $  0.0022         N/A            N/A

----------------

  +  Not annualized
 ++  Annualized
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F13

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Developing Markets Fund, Inc. ("Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is

                                      F14

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of approximately $19,925,944 were on loan to brokers. The loans were secured by cash collateral of $21,260,009 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1996, the Fund received securities lending income of $96,761 which was used to reduce the Fund's custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $96,686,329 of which $18,650,929 expires in 2002 and $78,035,400 expires in
2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

                                      F15

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-period period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the year and has set aside sufficient cash and liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays the Manager investment management fees, which are computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets. The Manager also acts as administrator of the Fund. The Fund pays the Manager administration fees, which are computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Fund pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per period plus $300 for each meeting of the board attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $618,009,486 and $638,476,610, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At December 31, 1996, the Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $65,999 under these arrangements.

6. WRITTEN OPTIONS
The Fund's written options contract activity for the year ended December 31, 1996, was as follows:

                                            UNDERLYING NOMINAL
                                               AMOUNT IN USD         PREMIUMS
                                          -----------------------  -------------
Options outstanding at December 31,
 1995...................................     $               0     $           0
Options written during the year ended
 December 31, 1996......................            10,390,000           235,750
Options cancelled in closing purchase
 transactions (loss of $309,650
 realized)..............................            (7,390,000)         (172,750)
Options expired prior to exercise (gain
 of $63,000 realized)...................            (3,000,000)          (63,000)
Options exercised.......................                     0                 0
                                          -----------------------  -------------
Options outstanding at December 31,
 1996...................................     $               0     $           0
                                          -----------------------  -------------
                                          -----------------------  -------------

                                      F16

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

PROXY RESULTS (UNAUDITED)
During the year ended December 31, 1996, G.T. Global Developing Markets Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the second annual meeting of the stockholders on July 16, 1996. The description of the proposals and number of shares voted are as follows:

                                                                                                                  SHARES VOTED
                                                                                                 SHARES VOTED       WITHHELD
                                                                                                      FOR           AUTHORITY
                                                                                                ---------------  ---------------
1. To elect the Fund's Board of Directors:             C. Derek Anderson......................      32,386,034        2,536,607
                                                       Frank S. Bayley........................      32,417,943        2,504,698
                                                       David A. Minella.......................      32,461,231        2,461,409
                                                       Arthur C. Patterson....................      32,378,462        2,541,779
                                                       Ruth H. Quigley........................      32,421,181        2,501,459


                                                                                SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                                     FOR            AGAINST          ABSTAIN
                                                                               ---------------  ---------------  ---------------
2. To elect Coopers & Lybrand L.L.P. as the Fund's independent accountants:        33,391,569        1,238,086          292,986

                                                                                SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                                     FOR            AGAINST          ABSTAIN
                                                                               ---------------  ---------------  ---------------
3. To take all necessary legal and other action to convert the Fund from            8,997,665       10,004,687        1,178,792
 closed-end to open-end status:

                                      F17

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                       G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
          DEVAR702M